Exhibit 10.5

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT	1. CONTRACT ID CODE	PAGE OF 1 4

2. AMENDMENT/MODIFICATION NO. 021	3. EFFECTIVE DATE 06/27/2014	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	5ASNET	7. ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	5ASNET
ALAINA EARL Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW Room 1P 650 Washington DC 20260-0650 (202) 268-6580		Air Transportation CMC Air Transportation CMC United States Postal Service 475 L’Enfant Plaza SW, Room 1P650 Washington DC 20260-0650

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State, and Zip Code) FEDERAL EXPRESS CORPORATION 3610 HACKS CROSS ROAD MEMPHIS TN 38125-8800		(x)	9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
		x	10A. MODIFICATION OF CONTRACT/ORDER NO. ACN-13-FX
10B. DATED (SEE ITEM 13) 04/23/2013
SUPPLIER CODE 000389122	FACILITY CODE

11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐	☐ is extended, ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing items 8 and 15, and returning                     copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If Required) See Schedule	$0.00

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

(x)	A.	THIS CHANGE BY CLAUSE IS ISSUED PURSUANT TO: (Specify Clause) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☐
☐	B.	THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14.
☐	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
☒	D.

OTHER (such as no cost change/cancellation, termination, etc.) (Specify type of modification and authority): THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

Mutual Agreement of the Contracting Parties

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.

14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The purpose of this modification is to incorporate the following adjustments into ACN-13-FX for Operating periods 10 through 14 (the “Trial Period”).

The following will apply to the Day Network only during the Trial Period:

1-    FedEx will accept mail from Origin air stops as identified in Attachment 3 Operating

Plan – Day Network in excess of 105% of Planned Capacity on a space available basis.

2-    FedEx will accept up to a total of fifteen (15) Ad Hoc Trucks per day on the Day Network at the Memphis Hub.

Continued...

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Paul J. Herron, Vice President	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Susan E. Partridge

15B. CONTRACTOR/OFFEROR /s/ PAUL J. HERRON (Signature of person authorized to sign)	15C. DATE SIGNED 09/09/14	16B. CONTRACT AUTHORITY /s/ SUSAN E. PARTRIDGE (Signature of Contracting Officer)	16C. DATE SIGNED 09/09/14

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 2 4

CONTRACT/ORDER NO. ACN-13-FX/021	AWARD/ EFFECTIVE DATE 06/27/2014	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT

All ad hoc trucks must arrive at the Memphis Hub before 10:00 a.m. local time and must be coordinated with FedEx in advance.

At the start of the trial period, ad hoc trucks Accepted by FedEx will be paid at 3,000 cubic feet per truck.

Mail volume moving via ad hoc trucks will not require a Possession Scan.

Beginning with the Operating Period during which the Postal Service invoicing system is implemented, payment for ad hoc trucks will revert back to the applicable section of the contract, Payment Processing, Day Network, Per Cube; Mail Tendered from Ad Hoc Trucks into the Aviation Supplier Hub, and will no longer be paid at 3,000 cubic feet per truck.

Beginning with the Operating Period during which the Postal Service invoicing system is implemented, on any Operating Day the Postal Service tenders ad hoc trucks from any origin, all Handling Units from that origin that do not have an association of the Handling Unit to the Parent ULD from the origin will be assumed to have moved via an ad hoc truck and paid accordingly.

3- Handling Units that represent the amount of mail that FedEx accepts in excess of 105% of the Operating Period’s Planned Capacity by Operating Day will not be assessed a reduction of payment under Part 1: Statement of Work; Reduction of Payment or be taken into account under Part 1: Statement of Work; Performance Requirements and Measurement.

Handling Units in excess of 105% of the Operating Period’s Planned Capacity will be identified by the Postal Service by determining daily the actual volume, in cubic feet (weight of the Handling Unit divided by the contract density for the applicable Operating Period), delivered to each destination in excess of 105% of the Planned

Continued...

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 3 4

CONTRACT/ORDER NO. ACN-13-FX/021	AWARD/ EFFECTIVE DATE 06/27/2014	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
Capacity.

In each instance, “volume in excess of 105%” will be the latest arriving volume as evidenced by the delivery scans.

4- Part 1: Statement of Work; Reduction of Payment, Section a, will be modified as follows:

a. All Handling Units delivered up to thirty (30) minutes late will be subject to a [*]% reduction of the Transportation Payment.

5- Clause B-1: Definition will be modified to replace the definition of Delivery Scan with the following:

Delivery Scan: A scan performed by the aviation supplier that indicates that the aviation supplier has tendered volume to the Postal Service or the combination of evidence of any scan performed by the aviation supplier with a CARDIT 3 from the THS indicating delivery of the Handling Unit to the third party ground handler.

In instances where a Delivery Scan is evidenced by a combination of evidence of any scan performed by the aviation supplier and a CARDIT 3 from the THS indicating delivery of the Handling Unit to the third party ground handler, the time indicated for the latest ULD tendered on that Operating Day will be used for the purpose of determining service performance and associated payment reductions described in Part 1: Statement of Work; Performance Requirements and Measurement and Part 1: Statement of Work; Reduction of Payment.

All other requirements, terms, and conditions of the Contract remain unchanged and in full force and effect.

The adjustments in this modification will not apply after the Trial Period ends at the beginning of Operating Period 15.

Continued…

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CONTINUATION SHEET	REQUISITION NO.	PAGE OF 4 4

CONTRACT/ORDER NO. ACN-13-FX/021	AWARD/ EFFECTIVE DATE 06/27/2014	MASTER/AGENCY CONTRACT NO.	SOLICITATION NO.	SOLICITATION ISSUE DATE

ITEM NO	SCHEDULE OF SUPPLIES / SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
Sub Rept Req’d: Y Carrier Code: FX Route Termini S: Various Route Termini End: Various Payment
Terms: SEE CONTRACT
Period of Performance: 09/30/2013 to 09/30/2020